CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Louis A. Thompson, Chief Executive Officer, certify that:

1. I have reviewed this report on Form N-Q of Kavilco
Incorporated (Kavilco);

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the schedules of investments in this report fairly present in all material respects the investments of Kavilco as of the end of the fiscal quarter for which the report is filed;

4. Kavilco's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company act of 1940) for Kavilco and have:

 (a)Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Kavilco is made known to us by others within those entities,particularly during the period in which this report is being prepared;

 (b)Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

 (c)Evaluated the effectiveness of Kavilco's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report based on such evaluation; and

 (d)Disclosed in this report any change in Kavilco's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5. Kavilco's other certifying officer and I have disclosed, to Kavilco's auditors and Kavilco's Board of Directors acting as audit committee (or persons performing the equivalent functions):

(a)All significant deficiencies in the design or operation of internal controls which could adversely affect Kavilco's ability to record, process, summarize, and report financial information;

(b)Any fraud, whether or not material, that involves manage-ment or other employees who have a significant role in the Kavilco's internal control over financial reporting.

/s/Louis A. Thompson

Louis A. Thompson
Chief Executive Officer
Date: November 7, 2006